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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (number 333-20043) of United Dental Care, Inc. of our report dated February 23, 1998, except for Note 12, as to which the date is March 11, 1998, appearing on page F-2 of this Form 10-K.


PRICE WATERHOUSE LLP

Dallas, Texas
March 26,1998